QMed, Inc.

Managing the Chronically Ill

Forward Looking Statements

            This presentation contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of
1995.  These statements involve risks and uncertainties that may cause results to differ materially from those set forth in the statements.  No forward-looking statement can be guaranteed, and actual results may differ materially from those projected.  We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.  Forward-looking statements in this presentation should be evaluated together with the many uncertainties that affect our business, particularly those mentioned in the risk factors section of our Annual Report on Form 10-K filed with the
Securities and Exchange Commission.

Guidance for SNP Revenue
$38.5 - $44 million

Our guidance for 2007 is $38.5 - $44 Million revenue for New
Jersey and South Dakota chronics alone (~3%)

     Chronic Population defined as CAD, Heart Failure & Stroke

Fundamentals

South Dakota

New Jersey

Population

112,994

276,796

Chronic Population

19,840

68,100

% Chronics

17.6%

24.6%

Total All Population Costs

$705,082,560

$2,922,965,760

Total Chronic Costs

$273,792,000

$1,511,820,000

% Chronics

38.8%

51.7%

Special Needs Plans

Medicare Modernization Act (MMA) established
Special Needs Plans for Duals, Institutionalized, and
Chronically Ill individuals who have special needs

QMedCare is primarily oriented to operating SNPs
for those with chronic conditions e.g CAD, CHF,
Stroke

Risk adjusted payments (RAPS) from Medicare

These payments can average ~$1,600 PMPM

Illustrative Risk Score Levels for A
Typical Medicare Eligible

1.00

Average Medicare

0.92

Non-Institutionalized/Non-Medicaid

1.90

Institutionalized

1.29

Dual Eligible (Medicare/Medicaid)

Nationwide
Risk Score

Eligibility Category

Political & Regulatory Outlook

We believe that the outlook for Medicare SNPs continues
to improve

We remain active on Capitol Hill and at CMS

CMS marketing regulations are slowly evolving to assist
SNPs

All parties understand that chronics spend the lion’s share of
Medicare funds

Medicare can save money by removing artificial
overpayment  for their healthier members

That strategy preserves payment for the complex chronics
that need SNPs like ours to meet their complex needs

QMed Background for SNP Success

Successful Medical & Disease Management

FFS and capitated markets

Seniors and commercial members with cardiovascular
disease

Demonstration projects with CMS

IT systems include electronic medical records, expert
system analytics, physician engagement, detailed reporting

QMed Background for SNP Success

Our Medicare Special Needs Plans are based on this
expertise

We are a “Care Model”, not a “Contracting Model” Plan

We manage the top line

RAPS management tool

We manage the bottom line

Clinical algorithms for physician decision support

C3 – Community Coordinated Care for patients linked to all
providers

Quality reporting leading to enhanced physician support

Smart use of Part D, which is a tremendous boon for chronic
care

Why QMed’s SNPs are Special

1.0 or less

1.5-2.3

RAPs

$350+ (NJ + SD)

$125 (NJ)

$101 (SD)

Patient Value
Proposition

Non-engaging

Engaging

Provider Interest

No coverage or Generics
Only

Brand and Generic

Part D and

Donut hole

Chronic Avoidance

Chronically Ill

Enrollment

Discounted Contracts

Quality Of Care

Model

Standard Medicare
Advantage

QMed Medicare
SNP

Early Lessons

Price and design for seniors post Part D

Understand CMS marketing guidelines

Engage the selling broker community

Engage physicians and hospitals

Execute above peers

Enrollment

Manage RAPS for Top Line

Medical Management for the bottom line

Keys to Enrollment – Recruitment
Strategy

Meet the needs of hospitals

Meet the needs of physicians

Meet the needs of patients

Market, market, market – intelligence based on
regional and local dynamics

Patient Value Proposition

Cost of Coverage Comparison

HLP (QMed)

Wellmark

HeartLine Plus

$101.00

Supplemental Premium

included

$140.00

Part D thru donut hole (option 3)

included

$110.30

Total Cost of Coverage

$101.00

$250.30

Monthly Savings

59.6%

$149.30

Cost of Coverage Comparison

QMed

AARP

QMedCare

$125.00

Approx. Supplimental Premium

included

$200.00

Part D thru donut hole (1st Health)

included

$41.40

Total Cost of Coverage

$125.00

$241.40

Monthly Savings

48.2%

$116.40

Comprehensive Marketing

Strategic relationships with nearly 300 senior
products brokers

Work with the hospital systems to endorse the
program to physicians

Physicians can now tell their patients about our SNP
health, drug and cost benefits

Understand local market dynamics

Easy and concise messaging to Medicare
Beneficiaries

So, How are we doing…?

Reconciled as of 9/30/06

So, How are we doing …?

So, How are we doing … RAPs?

Unique Infrastructure

Systems identifying “Gaps in Care” – Proactively identifying Gaps to concentrate care efforts for members cost effectively

Systems for RAPS payments – Chart review identification for
proper reimbursement for managing risk underwriting, maintain revenue with balanced budget act

Enhancements to Broaden Medical Management Systems –
Enhanced our electronic medical record system to capture more comprehensive information, Gaps in Care systems to monitor
and help identify impactible conditions

Systems for Rx Utilization Management – Emphasize Drugs of
known benefit…. And concentrate on compliance (Doc and
Patient)

Investment Perspective

Right Product – Right Time – Right Price – Right Care
Model

Industry leading IT backbone

Market is Large

90k targets of opportunity = $1.8 BILLION (NJ +SD)

Dual SNP in April 2007 in SD

Expansion probable in 2008

Experienced Motivated Management Team

SNP 2007 Guidance  $38.5 - $44 Million

Investment Perspective

We will deliver performance in the fastest
growing most important segment in
healthcare.

QMed Inc.

Managing the Chronically Ill